                                                                    EXHIBIT 99.3

          INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following unaudited pro forma condensed consolidated balance sheet of Metal Management, Inc. (the "Company") gives effect to the Company's issuance of $180.0 million of Senior Subordinated Notes on May 13, 1998 (the "Offering"), the application of the net proceeds therefrom, borrowings under the Company's Senior Credit Facility entered into on March 31, 1998 and the application of the proceeds therefrom, the Company's merger with R & P Holdings, Inc. ("Bluestone") accounted for as a pooling of interests, and the Company's acquisition of Naporano Iron & Metal Co. and Nimco Shredding Co. (collectively, "Naporano") as if such transactions had occurred on March 31, 1998 (the "Pro Forma Balance Sheet Transactions"). The unaudited pro forma condensed consolidated balance sheet does not give effect to acquisitions that are not significant as defined by Regulation S-X. The following unaudited pro forma condensed consolidated statement of operations of the Company gives effect to the Offering and borrowings under the Senior Credit Facility, the application of the net proceeds therefrom, the merger with Bluestone, the Pro Forma Operating Statement Acquisitions (as defined below) and certain other transactions as if such transactions had occurred on April 1, 1997.

         The unaudited pro forma condensed consolidated statement of operations do not reflect the operating results from discontinued operations or insignificant acquisitions. The discontinued operations include (1) the Spectra*Star printer and consumables business, which was sold during the first quarter of fiscal 1997 and (2) the Video Show business and its related product lines, which were sold during the third quarter of fiscal 1997.

         The following acquisitions (herein, the "Pro Forma Operating Statement Acquisitions") are presented in the Company's historical condensed consolidated statements of operations from the effective date of each acquisition. The effective date of each Pro Forma Operating Statement Acquisition is as follows:


ACQUISITION                                                                         EFFECTIVE DATE
--------------------------------------------------------------------------------------------------

Reserve Iron & Metal.............................................................           5/1/97
Isaac Group......................................................................          6/23/97
Proler Southwest.................................................................           9/1/97
Cozzi Iron & Metal...............................................................          12/1/97
Aerospace........................................................................          1/20/98
Naporano.........................................................................           7/1/98

         The merger with Bluestone is accounted for as a pooling of interests. Accordingly, the pro forma statement of operations reflects Bluestone's accounts on a pooled basis from April 1, 1997.

         The accompanying unaudited pro forma condensed consolidated financial statements have been derived from:

a. The Company's audited consolidated balance sheet at March 31, 1998 and audited consolidated statement of operations for the year ended
        March 31, 1998;

b. Reserve Iron & Metal Limited Partnership's ("Reserve Iron & Metal") unaudited statement of income for the one month ended April 30, 1997;

c. The Isaac Corporation's and Ferrex Trading Corporation's ("Isaac Group") unaudited statement of operations for the twelve weeks ended June 23, 1997;

d. Proler Southwest Inc.'s and Proler Steelworks, L.L.C.'s (collectively "Proler Southwest") unaudited combined statement of operations for the five months ended August 31, 1997;

e. Cozzi Iron & Metal, Inc.'s and subsidiaries ("Cozzi Iron & Metal") unaudited consolidated statement of operations for the eight months ended November 30, 1997;

f. Aerospace Metals, Inc. and subsidiaries ("Aerospace") unaudited consolidated statement of income and retained earnings for the period ended January 20, 1998;

g. Bluestone's audited consolidated balance sheet at March 31, 1998 and audited consolidated statement of operations for the year ended March 31, 1998; and

h. Naporano's unaudited combined balance sheet at March 31, 1998 and unaudited combined statement of operations for the twelve months ended March 31, 1998.

         The excess of the acquisition cost over the fair value (as estimated by the Company) of the net assets of Naporano has been allocated to goodwill. The Company considers all intangible assets in the allocation of purchase price. Such allocation of the purchase price may change upon the final determination of the fair value of assets acquired (including other intangibles) and liabilities assumed.

        Certain amounts presented in the historical financial statements of the Pro Forma Operating Statement Acquisitions have been reclassified in the pro forma presentation to conform to the Company's operating statement presentation.

        The unaudited pro forma condensed consolidated financial statements are presented for comparative purposes only and do not purport to be indicative of the combined financial position or results of operations which would have been realized had the transactions reflected therein been consummated as of the date or during the periods for which the unaudited pro forma financial statements are presented or for any future period or date.

        The unaudited pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended March 31, 1998 (filed with the Commission on June 23, 1998). The unaudited pro forma financial information should also be read in conjunction with historical audited and unaudited financial statements and notes thereto for Naporano that appear elsewhere in this Form 8-K amendment.

                             METAL MANAGEMENT, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                AT MARCH 31, 1998



                                                            BLUESTONE    NAPORANO     PRO FORMA
(IN MILLIONS)                                 HISTORICAL    HISTORICAL  HISTORICAL   ADJUSTMENTS        PRO FORMA
-----------------------------------------------------------------------------------------------------------------

Cash                                            $    4.4     $   0.1     $  10.3     $  (14.8)  (1)      $     --

Accounts receivable, net                           107.8        14.6        12.5           --               134.9
Inventories                                         56.8         4.7        10.8          0.4   (2)          72.7
Other current assets                                 8.5          --         1.1           --                 9.6
                                                --------     -------     -------     --------            --------
               Total current assets                177.5        19.4        34.7        (14.4)              217.2

Property and equipment, net                        109.1         0.8         6.5          9.1   (3)         125.5
Goodwill and other intangibles, net                186.5          --          --         59.4   (4)         252.3
                                                                                          6.4   (5)
Other assets                                         7.7         1.0         2.2           --                10.9
                                                --------     -------     -------     --------            --------
                   TOTAL ASSETS                 $  480.8     $  21.2     $  43.4     $   60.5            $  605.9
                                                ========     =======     =======     ========            ========
Operating lines of credit                       $     --     $   9.9     $    --     $   (9.9)  (6)      $     --
Accounts payable                                    60.2         6.7         1.3          0.7   (7)          68.9
Accrued liabilities                                 17.0          --         4.5                             21.5
Current portion of debt                             11.9         0.4         0.3         (1.8)  (6)          10.8
                                                --------     -------     -------     --------            --------
            Total current liabilities               89.1        17.0         6.1        (11.0)              101.2

Long-term portion of debt                          129.3          --         1.4         88.3   (6)         219.0
Deferred taxes                                      12.0        (0.3)         --          0.2   (2)          11.9
Other liabilities                                    1.5         0.8          --           --                 2.3
                                                --------     -------     -------     --------            --------
                TOTAL LIABILITIES                  231.9        17.5         7.5         77.5               334.4

 Convertible preferred stock, Series A              14.0          --          --           --                14.0
 Convertible preferred stock, Series B              19.0          --          --           --                19.0
Common stock, warrants and paid-in-capital         246.3         0.1         0.4         19.3   (8)         266.1
Retained earnings (accumulated deficit)            (30.4)        3.6        35.5          0.2   (2)         (27.6)
                                                      --          --          --        (36.5)  (9)            --
                                                --------     -------     -------     --------            --------
            TOTAL SHAREHOLDERS' EQUITY             248.9         3.7        35.9        (17.0)              271.5
                                                --------     -------     -------     --------            --------
           TOTAL LIABILITIES AND EQUITY         $  480.8     $  21.2     $  43.4     $   60.5            $  605.9
                                                ========     =======     =======     ========            ========

    See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

                             METAL MANAGEMENT, INC.
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              (DOLLARS IN MILLIONS)

      The unaudited pro forma condensed consolidated balance sheet at March 31, 1998 reflects the Offering and the application of the net proceeds therefrom, borrowings under the Senior Credit Facility and the application of proceeds therefrom, the merger with Bluestone and the acquisition of Naporano as if these transactions had occurred on March 31, 1998.

      The Company's merger with Bluestone is being accounted for under the pooling-of-interests method. Accordingly, except for pro forma adjustments to conform accounting policies (as described below), no other pro forma adjustments are required as Bluestone's historical results will be combined with the Company.

      The purchase consideration for Naporano is comprised of the following:

      Shares of MTLM restricted common stock issued                 1,938,879

      Cash payment                                                $      84.0
      Value of MTLM restricted common stock issued                       19.7
      Cash payment for acquisition costs                                  0.7
                                                                  -----------
      Total estimated consideration                               $     104.4
                                                                  ===========

      The estimated purchase consideration for Naporano is allocated for pro forma purposes as follows:

      Current assets                                              $      34.7
      Noncurrent assets                                                  17.8
      Current liabilities                                                (6.1)
      Long term debt/other liabilities                                   (1.4)
      Goodwill                                                           59.4
                                                                  -----------
                                                                  $     104.4
                                                                  ===========

      The above allocation of the estimated purchase consideration is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed. Goodwill is being amortized over 40 years.

(1)   Reflects the following:

      Total sources:
                 Proceeds of the Offering                                                       $ 180.0
                 Borrowings under Senior Credit Facility                                           28.2
                                                                                                -------
                                                                                                  208.2
                                                                                                -------
      Total uses:
                 Cash consideration paid to the former shareholders of Naporano in partial
                    consideration for all the stock of Naporano                                   (84.0)
                 Repayment of existing short-term lines of credit                                  (9.9)
                 Repayment of existing debt                                                      (121.7)
                 Prepayment penalities incurred in connection with the repayment
                         of existing bank debt, net of taxes                                       (1.0)
                 Estimated transaction fees for the Offering                                       (6.4)
                                                                                                -------
                                                                                                 (223.0)
                                                                                                -------
                                                                                                $ (14.8)
                                                                                                =======


(2) Reflects the adjustment of inventory valuation for Bluestone from a LIFO basis to a FIFO basis to conform to the Company's accounting policy for inventory valuation. Also, reflects the deferred tax and retained earnings impact of the change in inventory valuation.

                             METAL MANAGEMENT, INC.
  NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (CONTINUED)
                              (DOLLARS IN MILLIONS)

(3) Reflects the write-up of fixed assets purchased from Naporano to estimated fair market value.

(4) Reflects goodwill, net of acquisition costs already capitalized, related to the acquisition of Naporano.

(5) Reflects the debt issuance costs incurred for the Offering. These costs are being amortized over the 10 year life of the notes issued in the Offering.

(6)   Reflects the following:

      Repayment of existing current portion of debt                                                  $  (1.8)
                                                                                                     -------
      Repayment of existing operating lines of credit                                                   (9.9)
                                                                                                     -------
      Repayment of existing long-term portion of debt                                                 (119.9)
      Outstanding balance of the notes issued in the Offering                                          180.0
      Borrowings under Senior Credit Facility                                                           28.2
                                                                                                     -------

                                                     Net adjustment to long-term portion of debt     $  88.3
                                                                                                     -------
                                                                                                     $  76.6
                                                                                                     =======
(7)   Reflects estimated remaining transaction costs to be incurred related to the acquisition of Naporano.

(8)   Reflects the following:

      Issuance of approximately 1.9 million shares of restricted common stock to the shareholders of Naporano in partial consideration for all the common stock of Naporano. The Company has agreed to file a registration statement for the common stock issued within 30 days. Therefore, the common stock was valued at approximately the closing stock price of
         $10.69 on June 30, 1998.                                                                    $  19.7
      The elimination of common stock and additional paid-in-capital of Naporano.                       (0.4)
                                                                                                     -------
                                                                                                     $  19.3
                                                                                                     =======
(9)   Reflects the following:
      Elimination of retained earnings of Naporano.                                                  $ (35.5)
      In connection with the repayment of certain debt, the Company incurred approximately
        $1.0 million, net of taxes, of one-time prepayment penalities.  The prepayment penalities will be recorded as an extraordinary charge during the first quarter
        of fiscal 1999.                                                                                 (1.0)
                                                                                                     -------
                                                                                                     $ (36.5)
                                                                                                     =======

                             METAL MANAGEMENT, INC.
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998


                                                                    MERGER/ACQUISITION  PRO FORMA
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)                HISTORICAL      HISTORICAL      ADJUSTMENTS      PRO FORMA
---------------------------------------------------------------------------------------------------------------------
Net sales                                               $   479.7     $  540.3  (1)  $     --         $   1,020.0
Cost of sales                                               431.9        491.0  (2)       1.2   (9)         924.1
                                                        ---------     --------       --------         -----------
Gross profit                                                 47.8         49.3           (1.2)               95.9

General and administrative expenses                          24.4         29.4  (3)      (1.1) (10)          52.7
Depreciation and amortization                                10.0          5.2  (4)       2.7  (11)          17.9
Non-recurring expenses                                       33.7            --            --                33.7
                                                        ---------     --------       --------         -----------
Operating profit (loss) from continuing operations          (20.3)        14.7           (2.8)               (8.4)
Income (loss) from joint ventures                             0.1         (0.3) (5)        --                (0.2)
Other income, net                                             0.2          1.8  (6)        --                 2.0
                                                        ---------     --------       --------         -----------
Income (loss) from continuing operations before
    interest expense and income taxes                       (20.0)        16.2           (2.8)               (6.6)
Interest expense                                              9.0          5.1  (7)       9.8  (12)          23.9
                                                        ---------     --------       --------         -----------
Income (loss) from continuing operations before             (29.0)        11.1          (12.6)              (30.5)
   income taxes
Provision (benefit) for income taxes                         (0.4)         2.0  (8)      (2.2) (13)          (0.6)
                                                        ---------     --------       --------         -----------
Net income (loss) from continuing operations                (28.6)         9.1          (10.4)              (29.9)

 Preferred stock dividends                                    7.1           --             --                 7.1
                                                        ---------     --------       --------         -----------
 Net income (loss) from continuing operations
            applicable to common stock                  $   (35.7)    $    9.1       $  (10.4)        $     (37.0)
                                                        =========     ========       ========         ===========
Weighted average shares outstanding                          19.7         n/a            16.7  (14)          36.4

Basic loss from continuing operations
            applicable to common stock                  $   (1.81)        n/a        $  (0.62)        $     (1.02)
                                                        =========     ========       ========         ===========
Diluted loss from continuing operations
            applicable to common stock                  $   (1.81)        n/a        $  (0.62)        $     (1.02)
                                                        =========     ========       ========         ===========

      See notes to Unaudited Pro Forma Condensed Consolidated Statement of
                                   Operations

                            METAL MANAGEMENT, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                            (DOLLARS IN MILLIONS)

      The unaudited pro forma condensed consolidated statement of operations for the fiscal year ended March 31, 1998 reflects the Offering, the application of the net proceeds therefrom, borrowings under the Senior Credit Facility and the application of proceeds therefrom, the merger with Bluestone, the Pro Forma Operating Statement Acquisitions, and other equity transactions as if such transactions had occurred on April 1, 1997.

      The unaudited Pro Forma Operating Statement Merger/Acquisitions historical information for each period includes historical information of Bluestone for the year ended March 31, 1998 and historical information of the Pro Forma Operating Statement Acquisitions through each respective acquisition date or for the twelve months ended March 31, 1998, as applicable (see introduction to "Unaudited Pro Forma Financial Information") as follows:


(1)   Reflects the historical net sales for:           Reserve Iron & Metal      $   9.3
                                                                Isaac Group         46.0
                                                           Proler Southwest         13.5
                                                         Cozzi Iron & Metal        173.8
                                                                  Aerospace         44.4
                                                                  Bluestone         90.3
                                                                   Naporano        163.0
                                                                                 -------
                                                                                 $ 540.3
                                                                                 =======

(2)   Reflects the historical cost of sales for:       Reserve Iron & Metal      $   8.4
                                                                Isaac Group         44.6
                                                           Proler Southwest         11.1
                                                         Cozzi Iron & Metal        162.1
                                                                  Aerospace         38.8
                                                                  Bluestone         85.1
                                                                   Naporano        140.9
                                                                                 -------
                                                                                 $ 491.0
                                                                                 =======

(3)   Reflects the historical general and administrative expenses
      for:                                             Reserve Iron & Metal      $   0.5
                                                                Isaac Group          3.4
                                                           Proler Southwest          1.9
                                                         Cozzi Iron & Metal          5.9
                                                                  Aerospace          3.1
                                                                  Bluestone          3.7
                                                                   Naporano         10.9
                                                                                 -------
                                                                                 $  29.4
                                                                                 =======

(4)   Reflects the historical depreciation and amortization
      expense for:                                     Reserve Iron & Metal      $   0.2
                                                                Isaac Group          0.4
                                                           Proler Southwest          0.1
                                                         Cozzi Iron & Metal          1.9
                                                                  Aerospace          0.5
                                                                  Bluestone          0.2
                                                                   Naporano          1.9
                                                                                 -------


                             METAL MANAGEMENT, INC.
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                              (DOLLARS IN MILLIONS)

                                                                                $   5.2
                                                                                =======
(5)   Reflects the historical income (loss) from joint ventures
      for:
                                                        Cozzi Iron & Metal      $  (0.7)
                                                                 Bluestone          0.2
                                                                  Naporano          0.2
                                                                                -------
                                                                                $  (0.3)
                                                                                =======
(6) Reflects the historical other income for:

                                                          Proler Southwest      $   0.1
                                                        Cozzi Iron & Metal          0.5
                                                                 Aerospace          0.2
                                                                 Bluestone          0.2
                                                                  Naporano          0.8
                                                                                -------
                                                                                $   1.8
                                                                                =======

(7)   Reflects the historical interest expense for:
                                                      Reserve Iron & Metal      $   0.2
                                                          Proler Southwest          0.1
                                                               Isaac Group          0.7
                                                        Cozzi Iron & Metal          2.8
                                                                 Aerospace          0.1
                                                                 Bluestone          1.0
                                                                  Naporano          0.2
                                                                                -------
                                                                                $   5.1
                                                                                =======

(8)   Reflects the historical income tax expense
      for:                                                Proler Southwest      $   0.2
                                                        Cozzi Iron & Metal          0.5
                                                                 Aerospace          0.9
                                                                 Bluestone          0.3
                                                                  Naporano          0.1
                                                                                -------
                                                                                $   2.0
                                                                                =======


      The following reflects Pro Forma Adjustments to the Company's condensed consolidated statement of operations giving effect to Offering and borrowings under the Senior Credit Facility, the application of net proceeds therefrom, the merger with Bluestone, the Pro Forma Operating Statement Acquisitions and other equity transactions as if such transactions had occurred on April 1, 1997.

(9)   Reflects the following:
      Adjustment of Isaac Group's LIFO cost of goods sold to a FIFO
           basis to conform to the Company policy for inventory valuation       $  (0.2)


                             METAL MANAGEMENT, INC.
      NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              (DOLLARS IN MILLIONS)

      Adjustment of Aerospace's LIFO cost of goods sold to a
           FIFO basis to conform to the Company policy for
           inventory valuation                                                      0.3
      Adjustment of Bluestone's LIFO cost of goods sold to a
           FIFO basis to conform to the Company policy for
           inventory valuation                                                      0.9
      Adjustment to reflect lease expense on Aerospace's real
           property which the Company is leasing under a 10 year
           lease agreement                                                          0.2
                                                                                -------
                                                                                $   1.2
                                                                                =======
(10)  Reflects the contractual reduction in compensation expense for the former shareholders of the Pro Forma Operating Statement Acquisitions who have signed new employment agreements with the Company:
                                                                Isaac Group     $  (0.2)
                                                           Proler Southwest        (0.3)
                                                                  Aerospace        (0.6)
                                                                                -------
                                                                                $  (1.1)
                                                                                =======

(11) Reflects the following adjustments to conform depreciation policies to the Company's policy and record additional depreciation expense on the fair value of fixed assets acquired:

      Adjustment to eliminate accelerated depreciation expense
          recognized by the following:
                                                       Reserve Iron & Metal     $  (0.2)
                                                                Isaac Group        (0.4)
                                                         Cozzi Iron & Metal        (1.9)
                                                                   Naporano        (1.8)
                                                                                -------
                                                                 Subtotal       $  (4.3)
                                                                                -------
      Adjustment to record depreciation expense under the Company's straight-line method based on the fair market value
          of fixed assets acquired, using an average useful life of 30 years for buildings and improvements and 7 to 19 years for
          machinery and equipment, for the following:
                                                       Reserve Iron & Metal     $   0.1
                                                                Isaac Group         0.4
                                                         Cozzi Iron & Metal         1.3
                                                                   Naporano         1.7
                                                                                -------
                                                                 Subtotal       $   3.5
                                                                                -------

      Adjustment to record incremental depreciation expense for those companies already using the straight-line depreciation method based on the fair market value of fixed assets, using an average useful life of 30 years for buildings and improvements and 7 to 19 years for machinery and equipment, for the following:



                             METAL MANAGEMENT, INC.
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              (DOLLARS IN MILLIONS)


                                                           Proler Southwest     $   0.2
                                                                  Aerospace         0.2
                                                                                -------
                                                       Subtotal                 $   0.4
                                                                                -------
      Adjustment to eliminate depreciation expense on the
          Aerospace real estate which was not acquired by
          the Company:
                                                       Subtotal                    (0.1)
                                                                                -------

      Adjustment to eliminate historical amortization on intangible assets of
      Cozzi Iron & Metal which were not acquired by the Company:
                                                       Subtotal                 $  (0.1)
                                                                                -------
      Adjustment to record goodwill and intangible amortization associated with the acquisitions of the following:
                                                                Isaac Group     $   0.4
                                                           Proler Southwest         0.3
                                                         Cozzi Iron & Metal         1.1
                                                                  Aerospace         0.1
                                                                   Naporano         1.4
                                                                                -------
                                                       Subtotal                 $   3.3
                                                                                -------
                                                       TOTAL                    $   2.7
                                                                                =======
(12)  Reflects the following:
      Adjustment to record amortization of debt issuance costs of
           $6.8 million over the 10 year life of the notes issued in
           the Offering:
                                                                                $   0.6

      Adjustment to reverse interest expense recognized on notes payable issued to the former shareholders of Reserve Iron & Metal
           which was converted into common stock:                                  (0.1)

      Adjustment to eliminate historical interest expense on debt repaid
      with proceeds from the Offering:                                            (12.8)

      Adjustment to record interest expense on the $180 million of
            notes issued in the Offering at an annual interest rate of 10.0%:      18.0

      Adjustment to record interest expense on $21.6 million


                             METAL MANAGEMENT, INC.
       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                              (DOLLARS IN MILLIONS)

           of notes payable to the former shareholders of Isaac
           Group at an annual interest rate of 8.5%:                                1.8

      Adjustment to record interest expense on borrowings on
           Senior Credit Facility at 8.0%:                                          2.3
                                                                                -------
                                                       TOTAL                    $   9.8
                                                                                =======

(13)  Adjustment to record income taxes on Reserve Iron & Metal, Isaac
      Group, Naporano and the tax effects of deductible pro forma adjustments at an estimated statutory rate of 40.95%.

(14)  Reflects the following:
      Adjustment to weighted average shares outstanding to reflect incremental shares issued w1ith each respective acquisition and other issuances of common stock:
                                                              Isaac Group           0.4
                                                         Proler Southwest           0.7
                                                       Cozzi Iron & Metal           7.7
                                                                Aerospace           0.3
                                                                Bluestone           1.0
                                                                 Naporano           1.9
                                          Other issuances of Common Stock           3.0
                                                                                -------
                                                               Subtotal            15.0
                                                                                -------
      In April and May 1997, the Company completed a private
          offering of 2,025,000 shares of common stock at $7.25 per
          share.  Adjustment to reflect the incremental shares issued:

                                                               Subtotal             0.3
                                                                                -------


      On December 18, 1997, the Company completed a private offering of 1,470,588 shares of common stock to Samstock, L.L.C. Adjustment to reflect the incremental shares issued:

                                                               Subtotal             1.4
                                                                                -------
                                                                  TOTAL            16.7
                                                                                =======